EQUIPMENT SECURITY AGREEMENT

The Financing Agreement dated June 26, 2013 (the “Financing Agreement”) between  KMHVC, INC., a Corporation organized under the laws of the State of Texas, having its chief place of business at 710 North Post Oak Road, Ste. 400, Houston, TX  77024, APACHE ENERGY SERVICES, LLC., a Limited Liability Company organized under the laws of the State of Nevada, having its chief place of business at 710 North Post Oak Road, Ste. 400, Houston, TX  77024 (jointly and severally, hereinafter referred to as the "Debtor"), and ROSENTHAL & ROSENTHAL, INC., a corporation organized under the laws of the State of New York, with its chief place of business at 1370 Broadway, New York, NY (hereinafter referred to as the "Secured Party"), is supplemented by adding thereto the following. (All capitalized terms appearing in this Equipment Security Agreement (the "Security Agreement") that are not defined herein shall have the meanings given in the Financing Agreement):

1.

As security for the Obligations, Debtor hereby grants to Secured Party a security interest in all machinery, equipment, furniture and fixtures (if any), now or hereafter owned or acquired by Debtor, wherever located, including any and all parts, replacements, substitutions, improvements, accessories, attachments and additions thereto and therefor, and all proceeds, if any (all of the foregoing being hereinafter referred to as the "Collateral").

2.

Debtor represents, warrants and covenants that: (a) the Collateral is and will be located at the addresses set forth on Schedule "A" (upon which is also set forth the name of the record owner(s) of all real estate upon which is located any of the Collateral and a description of such real estate), and without prior written notice to and written consent by Secured Party, none of the Collateral will be moved from its present location or from any other location to which any of the Collateral is moved without the written consent of Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use; (c) the Collateral is and will be owned by Debtor free and clear of all liens, security interests and encumbrances except as granted herein and as may be set forth in the affidavit of title, liens and security interests subjoined hereto; (d)  Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or abandon any or all of the Collateral without the prior written consent of Secured Party; (e) Debtor will, at its own expense, keep the Collateral in first class repair, running and marketable condition, and without the prior written consent of Secured Party, Debtor will not alter or remove any identifying symbol or number upon the Collateral; (f) Debtor will use the Collateral with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations; (g) Debtor will make payment or deposit when due of all taxes, assessments or contributions required by law (including without limitation any taxes required to be deducted and withheld from wages of employees of Debtor) which may be levied or assessed against Debtor or with respect to any of the Collateral or the Obligations, except with respect to any contested taxes that Borrower in good faith contests (with adequate reserves); (h) Secured Party shall at all times have access to and right of inspection of the Collateral and any papers, instruments and records pertaining thereto (and the right to make extracts therefrom and to receive originals or true copies thereof); (i) Debtor will not permit any of the Collateral to be or become a part of or affixed to real property without prior notice to Secured Party, and without first making all arrangements and delivering to Secured Party all instruments and documents requested by Secured Party (including without limitation, instruments of waiver or subordination by landlords and real property mortgagees of statutory and non-statutory liens and rights of distraint) for the purpose of perfecting, preserving and protecting the security interest granted herein against all persons; (j) Debtor assumes all responsibility and liability arising from the use of the Collateral and Debtor, at its own expense, will insure the Collateral in the name of and with loss or damage payable to Secured Party, against loss or damage by fire (with extended coverage), theft, burglary, bodily injury and such other risks, with such companies and in such amounts as is required by Secured Party at any time; Debtor will maintain such insurance in effect and pay all premiums thereon, and Debtor shall deliver the original policies to Secured Party together with any certificates or other evidence satisfactory to Secured Party of compliance with these provisions (k) Debtor will promptly notify Secured Party of any loss or damage to any of the Collateral or arising from its use and Debtor hereby irrevocably appoints Secured Party as Debtor's lawful attorney-in-fact to institute any action or proceeding necessary for the recovery and collection of any moneys that may be due under the said policies of insurance, to discharge, compound or release any claims, to execute, acknowledge and deliver any instruments under said policies, to endorse Debtor's name to any check, draft or other instrument given in payment or liquidation of any claim under the said policies and to perform every other act and thing thereunder, such power of attorney being coupled with an interest; at its option, Secured Party may apply any insurance moneys received at any time by it to the cost of repairs to the Collateral and/or to payment of any of the Obligations, whether or not due, in any order Secured Party may direct, any surplus to be remitted to Debtor; (l) Debtor hereby authorizes Secured Party, at Debtor’s expense, to file one or more financing or other statements pursuant to the Uniform Commercial Code as in effect in the state of New York (hereinafter referred to as the "UCC") with respect to the Collateral and Debtor shall, upon request of Secured Party, execute and deliver to Secured Party, at Debtor’s expense, any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement; (m) Debtor will, at its own expense, perform all acts, execute all documents, and furnish all information requested by Secured Party at any time with respect to any matters referred to herein or to evidence, perfect, maintain and enforce Secured Party's security interest in the Collateral, and Secured Party may in its discretion, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain and enforce the security interest granted herein, and which Debtor fails to do or pay, including without limitation the payment of any judgment or judgments against Debtor and any premiums on insurance policies, and all such amounts so paid by Secured Party for the account of Debtor shall be added to the Obligations and shall be repayable upon demand; (n) Secured Party may in its sole  discretion, extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any guarantor of the Obligations and/or any collateral securing same, without discharging or otherwise affecting the Obligations or the security interest granted herein; (o) Debtor will promptly pay Secured Party any and all sums, costs and expenses which Secured Party may pay or incur in defending, protecting or enforcing the security interest granted herein or otherwise in connection with the provisions hereof, including, but not limited to all filing and recording fees and taxes and reasonable attorney's fees to protect or enforce its security interest in the Collateral, and all fees and all expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers and others, and all other court costs and collection charges, all of which shall be part of the Obligations and shall be payable on demand; (p) any transferee of the Obligations shall be vested with full powers and rights of Secured Party with respect to the Collateral whereupon Secured Party shall be fully discharged from all responsibility with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred, sold, or otherwise disposed of.

3.

Upon the occurrence of a Default including Debtor’s breach of or failure to observe and perform any of the terms of this Security Agreement, which such breach or failure continues for a period of ten (10) days after written notice from Secured Party to Debtor, Secured Party shall have the following rights and remedies in addition to all other rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative and enforceable alternatively, successively, or concurrently: Secured Party may, at any time or times, with or without judicial process and the assistance of others, enter upon any premises on which any of the Collateral may be located and, without interference by Debtor, take possession of the Collateral and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor, at Debtor's expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party and reasonably convenient to both parties; and/or remove any or all of the Collateral from any premises on which the same may be located for the purpose of effecting sale or other disposition thereof or for any other purpose (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, at any places, with or without leaving the Collateral at the place of sale or other disposition, for cash and/or credit, upon any terms, and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of five days' notice, by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable notice thereof.  If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell or otherwise dispose of such Collateral.  Secured Party may apply the cash proceeds actually received from any sale or other disposition to the costs and expenses in connection therewith, including the expenses of retaking, holding, preparing for sale, selling or otherwise disposing of the Collateral, to reasonable  attorney's fees, to legal and travel expenses, premiums on bonds, custodian's fees, sheriff's, marshal's and auctioneer's fees (including advertising and labor), and all other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or otherwise enforce this Security Agreement, or in the prosecution or defense of any action or proceeding related to the Obligations or this Security Agreement; and the balance of such cash proceeds actually received shall be applied to the Obligations in such order and as to principal and interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with any charges specified herein or in any instruments evidencing any of the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor subject to any duty of Secured Party imposed by law in favor of the holder of any subordinate security interest in the Collateral known to Secured Party.

4.

Secured Party shall not be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, or any matter or proceedings arising out of or relating thereto, and the same shall be at Debtor's sole risk at all times.  Secured Party shall not be required to take any action of any kind to collect, preserve, or protect its or Debtor's rights in the Collateral or against other parties thereto.  The grant herein of a security interest in proceeds of the Collateral shall not be deemed a waiver or release of the covenant by Debtor not to sell or otherwise dispose of any of the Collateral without the prior written consent of Secured Party.  Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands.  Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations, nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral.  Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of or bar against, subsequent proceedings by Secured

Party with respect to any other Obligations and/or with respect to the Collateral.   Debtor, if more than one, shall be jointly and severally liable hereunder. All terms used herein, if not defined herein or in the Financing Agreement, shall have the meanings as defined in the UCC.  If any term of or schedule to this Security Agreement shall be held to be incomplete, invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.  Secured Party is authorized to annex hereto any schedules referred to herein.  Debtor has received and read a copy of this Security Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on June 26, 2013

KMHVC, INC.

By: /s/ Matthew C. Flemming

Matthew C. Flemming, CEO

APACHE ENERGY SERVICES, LLC

BY:

HII TECHNOLOGIES, INC.

By: /s/ Matthew C. Flemming

Matthew C. Flemming, CEO

Schedule A

The following are all of the locations of the Collateral:

710 North Post Oak Road, Ste. 400, Houston, TX  77024

793 Charco St., Charco, TX 77963

600 N. Carroll Ave., Disney, OK  74340

KMHVC, INC.

By: /s/ Matthew C. Flemming

Matthew C. Flemming, CEO

APACHE ENERGY SERVICES, LLC

BY:

HII TECHNOLOGIES, INC.

By: /s/ Matthew C. Flemming

Matthew C. Flemming, CEO